UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2011
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  At the annual meeting of stockholders of Caterpillar Inc. (the “Company”) held on June 8, 2011, stockholders approved the amended and restated Company Executive Short-Term Incentive Plan (the “Plan”).  The Company’s Board of Directors (the “Board”) unanimously approved the Plan on December 8, 2010, subject to stockholder approval.  A description of the Plan was set forth in the Company’s 2011 Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 15, 2011 under the heading “Proposal 3 – Approve Amended and Restated Caterpillar Inc. Executive Short-Term Incentive Plan.”  The description of the Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2011 annual meeting of stockholders of the Company was held on June 8, 2011.

(b)  Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders:

Item 1 - Election of Directors All nominees for election to the Board named in the Proxy Statement were elected, each to a one-year term, with the following votes:
	For	Withheld	Broker Non-Votes
David L. Calhoun	337,207,634	107,710,822	108,555,100
Daniel M. Dickinson	442,253,268	2,665,188	108,555,100
Eugene V. Fife	441,606,459	3,311,997	108,555,100
Juan Gallardo	439,387,976	5,530,480	108,555,100
David R. Goode	435,105,425	9,813,031	108,555,100
Jesse J. Greene, Jr.	442,024,329	2,894,127	108,555,100
Peter A. Magowan	437,658,830	7,259,626	108,555,100
Dennis A. Muilenburg	442,016,221	2,902,235	108,555,100
Douglas R. Oberhelman	432,113,217	12,805,239	108,555,100
William A. Osborn	438,670,157	6,248,299	108,555,100
Charles D. Powell	441,231,658	3,686,798	108,555,100
Edward B. Rust, Jr.	438,503,349	6,415,107	108,555,100
Susan C. Schwab	441,794,595	3,123,861	108,555,100
Joshua I. Smith	431,486,703	13,431,753	108,555,100
Miles D. White	435,152,649	9,765,807	108,555,100

Item 2 - Ratification of the Company’s Independent Registered Public Accounting Firm
A Company proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm was approved with the following vote:

For	Against	Abstain
544,757,866	7,692,047	1,023,643

Item 3 - Company Proposal – Approve Amended and Restated Caterpillar Inc. Executive Short-Term Incentive Plan
A Company proposal requesting that stockholders approve the Company’s amended and restated Executive Short-Term Incentive Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
424,454,239	18,317,745	2,146,472	108,555,100

Item 4 - Company Proposal – Advisory Vote on Executive Compensation
A Company proposal requesting that stockholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
396,610,225	45,978,693	2,329,538	108,555,100

Item 5 - Company Proposal – Advisory Vote on the Frequency of Executive Compensation Votes
A Company proposal requesting that stockholders vote on the frequency of future advisory votes on executive compensation, on an advisory basis, received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
385,625,005	3,403,003	53,465,419	2,425,029	108,555,100

Item 6 - Stockholder Proposal – Report on Political Contributions and Expenses
A stockholder proposal requesting that the Company provide a report on its political contributions and expenses was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
130,770,516	246,649,824	67,498,116	108,555,100

Item 7 - Stockholder Proposal – Executives to Retain Significant Stock
A stockholder proposal requesting that the Company adopt a policy requiring executives to retain stock acquired through equity compensation programs following termination of employment was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
97,433,570	343,947,784	3,537,102	108,555,100

Item 8 - Stockholder Proposal – Director Election Majority Vote Standard
A stockholder proposal requesting that the Company adopt a majority vote standard for electing directors was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
157,856,022	284,616,889	2,445,545	108,555,100

Item 9 - Stockholder Proposal – Special Stockholder Meetings
A stockholder proposal requesting that the Company amend its Bylaws and other governing documents to give holders of 20% of the Company’s outstanding common stock the ability to call a special stockholder meeting was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
220,477,531	221,889,077	2,551,848	108,555,100

Item  10 - Stockholder Proposal – Independent Chairman of the Board
A stockholder proposal requesting that the Company adopt as policy that the Chairman of the Board be an independent member of the Board was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
78,847,998	363,873,485	2,196,973	108,555,100

Item  11 - Stockholder Proposal – Review of Global Corporate Standards
A stockholder proposal requesting that the Company review and amend its policies relating to human rights was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
92,028,640	273,015,080	79,874,736	108,555,100

Item  12 - Stockholder Proposal – Death Benefits Policy
A stockholder proposal requesting that the Company adopt a policy restricting payments, grants or awards to senior executives following death was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
55,930,048	385,562,335	3,426,073	108,555,100

(d) Based upon the stockholder voting results on Item 5, the Board has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:
	10	Caterpillar Inc. Executive Short-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Form DEF 14A filed on April 15, 2011)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 9, 2011	By:	/s/James B. Buda
James B. Buda
Senior Vice President and Chief Legal Officer

EXHIBIT INDEX
Exhibit No.	Description

10	Caterpillar Inc. Executive Short-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Form DEF 14A filed on April 15, 2011)